November 23, 2021

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2021 and reported to you on Form 1099-DIV early in 2022.

The Fund estimates that the distribution payable on November 23, 2021 is comprised of approximately 13% net income and 87% return of capital.

www.sabacef.com

SEC-19-BRW-10252021

December 23, 2021

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2021 and reported to you on Form 1099-DIV early in 2022.

The Fund estimates that the distribution payable on December 23, 2021 is comprised of approximately 14% net income and 86% return of capital.

www.sabacef.com

SEC-19-BRW-10252021

January 26, 2022

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2022 and reported to you on Form 1099-DIV early in 2023.

The Fund estimates that the distribution payable on January 26, 2022 is comprised of approximately 22% net income and 78% return of capital.

www.sabacef.com

SEC-19-BRW-10252021

February 24, 2022

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2022 and reported to you on Form 1099-DIV early in 2023.

The Fund estimates that the distribution payable on February 28, 2022 is comprised of approximately 20% net income 2% long-term capital gain and 78% return of capital.

www.sabacef.com

SEC-19-BRW-10252021

March 28, 2022

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2022 and reported to you on Form 1099-DIV early in 2023.

The Fund estimates that the distribution payable on March 31, 2022 is comprised of approximately 10% net income and 90% return of capital.

www.sabacef.com

SEC-19-BRW-10252021

April 29, 2022

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2022 and reported to you on Form 1099-DIV early in 2023.

The Fund estimates that the distribution payable on April 29, 2022 is comprised of approximately 100% return of capital.

www.sabacef.com

SEC-19-BRW-10252021

May 26, 2022

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2022 and reported to you on Form 1099-DIV early in 2023.

The Fund estimates that the distribution payable on May 31, 2022 is comprised of approximately 100% return of capital.

www.sabacef.com

SEC-19-BRW-10252021

June 28, 2022

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2022 and reported to you on Form 1099-DIV early in 2023.

The Fund estimates that the distribution payable on June 30, 2022 is comprised of approximately 100% return of capital.

www.sabacef.com

SEC-19-BRW-10252021

July 27, 2022

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2022 and reported to you on Form 1099-DIV early in 2023.

The Fund estimates that the distribution payable on July 29, 2022 is comprised of approximately 100% return of capital.

www.sabacef.com

SEC-19-BRW-10252021

August 29, 2022

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2022 and reported to you on Form 1099-DIV early in 2023.

The Fund estimates that the distribution payable on August 31, 2022 is comprised of approximately 100% return of capital.

www.sabacef.com

SEC-19-BRW-10252021

September 28, 2022

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2022 and reported to you on Form 1099-DIV early in 2023.

The Fund estimates that the distribution payable on September 30, 2022 is comprised of approximately 100% return of capital.

www.sabacef.com

SEC-19-BRW-10252021

October 27, 2022

IMPORTANT INFORMATION REGARDING MONTHLY DISTRIBUTION

Saba Capital Income & Opportunities Fund

DISTRIBUTION NOTICE - We are providing shareholders of Saba Capital Income & Opportunities Fund (the "Fund") with an estimate of the source of the Fund's monthly distribution as required by current securities laws. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY. NO ACTION IS REQUIRED ON YOUR PART. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of its portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2022 and reported to you on Form 1099-DIV early in 2023.

The Fund estimates that the distribution payable on October 31, 2022 is comprised of approximately 100% return of capital.

www.sabacef.com

SEC-19-BRW-10252021